                            SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[x] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       Keystone America Omega Fund, Inc.
                (Name of Registrant as Specified in its Charter)

                            Melina M.T. Murphy, Esq.
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:\1/


 4) Proposed maximum aggregate value of transaction:



\1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset  as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


    2) Form, Schedule or Registration Statement No.:


    3) Filing Party:


    4) Date Filed:

[LOGO] KEYSTONE

February 27, 1995

Dear Shareholder:

We are writing to inform you of a meeting for the shareholders of Keystone America Omega Fund, Inc. on April 21, 1995.

The purpose of the meeting is to vote on several important proposals that affect the Fund and your investment. As a shareholder, you have the right to voice your opinion on these matters. This package contains information about the proposals and the materials you will need to vote by mail. Please take a few minutes to read the enclosed materials and cast your vote on the proxy card.

IT IS EXTREMELY IMPORTANT THAT YOU VOTE, NO MATTER HOW MANY SHARES YOU OWN. THIS IS AN OPPORTUNITY TO VOICE YOUR OPINION ON MATTERS THAT AFFECT YOUR FUND. VOTING PROMPTLY ALSO HELPS REDUCE THE COST OF ADDITIONAL MAILINGS.

The proposals summarized below have been carefully reviewed by the Fund's Board of Directors. The Directors believe these proposals are in the best interests of shareholders, and they recommend you vote FOR each proposal. Here is a brief summary of the proposals:

    PROPOSAL 1 is to approve a reorganization of the Fund as a Massachusetts business trust.

    PROPOSAL 2 is to ratify the selection of KPMG Peat Marwick LLP as the independent public accountants of the Fund for the Fund's 1995 fiscal year.

We would like to assure you that each of these proposals will NOT result in any increase in fees for Fund shareholders and will NOT change your Fund's investment objective. In particular, we expect approval of Proposal 1 will result in reduced Fund expenses. The details of each proposal are described at length in the enclosed Proxy Statement.

TO CAST YOUR VOTE, SIMPLY COMPLETE THE ENCLOSED PROXY CARD. BE SURE TO SIGN THE CARD BEFORE MAILING IT IN THE POSTAGE-PAID ENVELOPE.

We encourage you to exercise your right as a shareholder by voting promptly. If you have questions before your vote, please contact your financial consultant. Thank you for your prompt attention to these important initiatives for your Fund.

Sincerely,


Albert H. Elfner, III                                      George S. Bissell
Chairman and Chief Executive Officer                       Chairman of the
of Keystone Group, Inc.                                    Trustees for the Fund

                      KEYSTONE AMERICA OMEGA  FUND, INC.
                             200 BERKELEY STREET
                       BOSTON, MASSACHUSETTS 02116-5034
                       TELEPHONE NUMBER (617) 338-3200
                      NOTICE OF MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 21, 1995
To the Stockholders:

     A meeting of the stockholders of Keystone America Omega Fund, Inc. (the "Fund") will be held at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts, on April 21, 1995, at 4:00 p.m., Eastern time, for the purpose of considering and acting upon the following proposals:

    1. To approve a reorganization of the Fund as a Massachusetts business trust by adopting an Agreement and Plan of Reorganization under which (i) all of the assets and liabilities of the Fund will be sold to, and assumed by, respectively, Keystone America Omega Fund, a Massachusetts business trust (the "Trust"), in exchange for Shares of beneficial interest of the Trust, which will carry on the business of the Fund, (ii) the Shareholders of the Fund will receive Shares of beneficial interest of the Trust of the same classes as Shares of common stock held by them in the Fund in exchange for their Shares of common stock of the Fund and
       (iii) the Fund will be dissolved, all substantially as described in the accompanying Proxy Statement.
    2. To ratify the selection of KPMG Peat Marwick LLP as the independent public accountant of the Fund for the Fund's 1995 fiscal year.
    3. To transact such other business as may properly come before the meeting and all adjournments thereof.

     Stockholders of record at the close of business on February 21, 1995 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                                 BY ORDER OF THE BOARD OF DIRECTORS
                                 KEYSTONE AMERICA OMEGA FUND, INC.

                                 Rosemary D. Van Antwerp
                                 Secretary
February 27, 1995

PLEASE FILL IN, DATE AND SIGN YOUR PROXY - NOW - AND MAIL IT - TODAY - IN THE STAMPED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. IN ORDER TO AVOID UNNECESSARY EXPENSE OR DELAY, YOUR PROMPT RESPONSE IS REQUESTED, NO MATTER WHAT SIZE YOUR HOLDINGS MAY BE. THANK YOU.

                      KEYSTONE AMERICA OMEGA FUND, INC.
                             200 BERKELEY STREET
                       BOSTON, MASSACHUSETTS 02116-5034
                       TELEPHONE NUMBER (617) 338-3200

                               PROXY STATEMENT
                   FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 21, 1995

     The accompanying Proxy is solicited by the Board of Directors of Keystone America Omega Fund, Inc. (the "Fund"), a Massachusetts corporation, for use at a special meeting of stockholders of the Fund (the "Meeting"). If the Proxy is signed and returned, the shares of common stock of the Fund ("Shares") represented thereby will be voted in accordance with the specifications thereon. In the absence of such specification with respect to each proposal (a "Proposal"), the Proxy will authorize the persons named therein to vote in favor of such Proposal. Any stockholder may revoke his or her Proxy at any time before it is voted by (i) giving written notice of revocation to the Secretary of the Fund, (ii) proper execution of a later-dated Proxy, or (iii) appearing in person at the Meeting to vote his or her Shares. This proxy material is being mailed to stockholders on or about February 27, 1995.

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that mentioned in Items 1 and 2 of the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons designated to vote such Proxies in accordance with their judgment on such matters.

     The Fund currently issues three classes of Shares, $1.00 par value, representing the Common Stock of the Fund. Each outstanding Share ranks equally with every other outstanding Share and each Share is entitled to one vote on matters subject to stockholder vote, subject to class differences. Holders of Shares of record at the close of business on February 21, 1995 are entitled to notice of and to vote at the Meeting. On that date there were 9,180,252.793 Shares outstanding and entitled to vote at the Meeting.

     Approval of Proposal 1 requires the affirmative vote of the holders of 66 2/3% of the outstanding Shares. Approval of Proposal 2 requires the affirmative vote of the lesser of (i) a majority (over 50%) of the outstanding Shares, or
(ii) a majority of the Shares represented at the meeting if 67% of the outstanding Shares are represented.

     The Fund's most recent Annual Report will be furnished without charge to any requesting Shareholder. In addition to the above address for such requests the toll free number 1-800-343-2898 is also available.

                                 INTRODUCTION

     Keystone America Omega Fund, Inc. (the "Fund"), an open-end investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), was formed as a Massachusetts corporation and offers its Shares to the public.


THE PROPOSALS
     The  purpose of the Meeting is to submit to the  stockholders  of the Fund:
(1) a Proposal to approve a reorganization of the Fund from a Massachusetts corporation into a Massachusetts business trust (the "Reorganization"); and (2) a proposal to ratify the selection of KPMG Peat Marwick LLP ("KPMG Peat Marwick") as the independent public accountant of the Fund for the 1995 fiscal year.

                     APPROVAL OR DISAPPROVAL OF  PROPOSED
                REORGANIZATION OF THE FUND AS A MASSACHUSETTS
                                BUSINESS TRUST

     The Board of Directors of the Fund ("Board of Directors") has approved an Agreement and Plan of Reorganization (the "Plan"), the form of which is Exhibit A attached hereto, under which, in exchange for shares of beneficial interest of the Trust ("Shares"), all of the assets, liabilities and operations of the Fund will be assumed by Keystone America Omega Fund, a Massachusetts business trust (the "Trust"). The investment objectives, policies and restrictions of the Trust following the Reorganization will be identical to those of the Fund. The net asset value of Shares of the Trust will be the same as the net asset value of Shares of the Fund after the Reorganization, and the Trust will continue to redeem its Shares in the same manner as the Fund. Keystone Management Inc. ("Keystone Management") will continue to serve as the investment manager to the Trust and will be responsible for the overall management of the Trust's business and affairs, and Keystone Custodian Funds, Inc., ("Keystone") will continue to serve as the Trust's investment adviser, pursuant to agreements which will be substantially identical to the agreements therefor currently in effect.


                         THE PROPOSED REORGANIZATION

REASONS FOR THE REORGANIZATION. The Board of Directors of the Fund has proposed the Reorganization in order to achieve a reduction in the operating expenses of the Fund and to achieve the flexibility of a Massachusetts business trust. The Reorganization would eliminate, in large part, the expenses of holding Shareholder meetings. Under Massachusetts corporate law, the Fund is required to hold Shareholder meetings on an annual basis. In that connection it incurs various expenses. Based on the approximate number of Shareholders of record for an annual meeting of Shareholders and printing and mailing costs, the expense of holding a Shareholder meeting is estimated to be approximately $54,390.
Massachusetts business trusts, on the other hand, are not required to hold annual meetings. However, special meetings of Shareholders would be required, for instance, in order to change fundamental policies or to approve an amended or new investment advisory contract, and could be called by the Trustees or by 10% of the Shareholders for various reasons, including removal of any Trustee. The Trust also will not be subject to the expense ordinarily incurred by a corporation for the authorization of additional capital stock, because the Trust is empowered to issue an unlimited number of shares of beneficial interest.

     The Board of Directors feels that it is in the best interests of shareholders for the Fund to have a Massachusetts domicile, largely because the laws of Massachusetts regarding business trusts are the most developed of any state, any potential for Shareholder liability is extremely remote (see "Certain Comparative Information About the Fund and the Trust, Shareholders, Trustee and Officer Liability") and administrative cost efficiencies will result from a Massachusetts versus another state domicile.

     The Board of Directors of the Fund recommends that the Shareholders vote for the approval of the Plan described below. Under Massachusetts law the affirmative vote of the holders of two-thirds of the outstanding Shares of the Fund entitled to vote at the meeting is required for such approval.

     SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan between the Fund and the Trust. This summary is qualified in its entirety by reference to the Plan itself, the form of which is included as Exhibit A hereto.

     To accomplish the Reorganization, the Fund will transfer all of its assets and liabilities to the Trust in exchange for a number of Shares of beneficial interest of the Trust equal to the number of Shares of the Fund then outstanding. Immediately thereafter the Fund will distribute the Trust Shares to its shareholders in complete liquidation. Thereupon, each shareholder of the Fund will be owner of a number of full and fractional Shares of the Trust, having a net asset value equal to that of the Shares of the Fund held by the Shareholder immediately prior to the Reorganization.

     The Plan authorizes and requires, as a condition to its consummation, that the Fund, as the sole shareholder of the Trust, or its Board, as may be required by law, prior to the Reorganization: (i) elect Trustees and approve an Investment Management Agreement with Keystone Management, an Investment Advisory Agreement with Keystone, a Principal Underwriting Agreement with Keystone Distributors, Inc. ("KDI") and adopt Distribution Plans pursuant to Rule 12b-1 under the 1940 Act, in each case substantially identical to the comparable documents currently in effect with respect to the Fund; and (ii) appoint and ratify the selection of KPMG Peat Marwick, as independent public accountant of the Trust.

     The obligations of the Fund and the Trust under the Plan are subject to various conditions, as stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Board of Directors of the Fund or the Trustees of the Trust, notwithstanding the approval of the Plan by the Shareholders of the Fund. The Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in the Plan.

     CONTINUATION OF THE SHAREHOLDERS ACCOUNTS; SHARE CERTIFICATES. The Trust will establish an account for each Shareholder containing the appropriate number and class of Shares. Such accounts will be identical in all respects to the accounts currently maintained by the Fund for each Shareholder. Shareholders who have elected or who may elect to reinvest dividends at net asset value will be able to continue to do so.

     It will not be necessary for Shareholders of the Fund to whom certificates have been issued to surrender their certificates, and such certificates will represent Shares of the Trust following the Reorganization.

     FEDERAL INCOME TAX CONSEQUENCES. The Fund has received advice from Sullivan & Worcester which will be confirmed by an opinion at or before completion of the Reorganization, that, on the basis of the existing provisions of the Internal Revenue Code, Treasury regulations, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Fund or the Trust as a result of the Reorganization; (ii) the basis of the assets of the Fund in the hands of the Trust will be the same as the basis of those assets in the hands of the Fund immediately prior to the Reorganization; (iii) the holding period of the Fund's assets in the hands of the Trust will include the period during which the assets were held by the Fund;
(iv) no gain or loss will be recognized by Shareholders of the Fund as a result of the Reorganization; (v) the basis of Trust Shares received by Fund Shareholders will be the same as the basis of Fund Shares surrendered therefor; and (vi) the holding period of Trust Shares received by Fund Shareholders will include the holding period during which Fund Shares surrendered in exchange therefor were held, provided that such Shares were held as a capital asset in the hands of such Fund Shareholders on the date of the Reorganization.

     Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Shareholders of the Fund should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

     EXPENSES.   All   expenses   relating  to  the  Meeting  and  the  proposed
Reorganization will be borne by the Fund and, if the Reorganization is consummated, will be assumed by the Trust. Such expenses will be charged against the income of the Fund and, if the Reorganization is consummated, of the Trust for the current year. If the Reorganization is consummated, it is expected that realization of the expected expense savings will take several years.

     Shareholders of the Fund will, of course, continue to be able to redeem their Shares at the current net asset value until the close of business on the effective date of the Reorganization. Redemption requests received by the Fund thereafter will be treated as requests for the redemption of Shares of the Trust received by the Shareholder in the Reorganization.

                       CERTAIN COMPARATIVE INFORMATION
                         ABOUT THE FUND AND THE TRUST

     STRUCTURE OF THE TRUST. The Trust has been established under Massachusetts law as a trust with transferable Shares of beneficial interest -- commonly known as a "Massachusetts business trust" -- pursuant to a Declaration of Trust (the "Declaration of Trust") dated September 21, 1994, attached hereto, the form of which accompanies this Proxy Statement as Exhibit B. All descriptions herein of the provisions of the Trust are qualified by reference to the specific terms set forth therein. Prior to the Reorganization, the Fund will be the sole holder of the beneficial interest of the Trust, and the Trust will have only nominal assets. Following the Reorganization, the Trust will assume and carry on the operations of the Fund with the same investment objective, policies and restrictions.

     As a Massachusetts business trust, the Trust's operations will be governed by the Declaration of Trust rather than by the Massachusetts business corporation law. Certain differences between the two forms of organization are summarized below. The operations of the Trust would continue to be subject to the provisions of the 1940 Act and the Rules and Regulations of the SEC.

     TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Declaration of Trust, the business of the Trust is managed by its Trustees who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers and fiduciary duties of the Trustees are substantially the same as those of the Directors of the Fund.

     The Trustees of the Trust will be those persons who are currently Directors of the Fund. It is anticipated that the present officers of the Fund will be elected to serve as officers of the Trust and will perform the same functions following the Reorganization as they now perform on behalf of the Fund. See, "Information Relating to Directors/Trustees and Officers" herein.

     SHARES OF THE TRUST. The beneficial interest in the Trust is represented by transferable Shares without par value. The Declaration of Trust permits the Trustees to issue an unlimited number of Shares. As a Massachusetts corporation, the Fund is authorized to issue only that number of Shares specified in its Articles of Incorporation, which may be amended only with Shareholder approval. The Trustees have authority to issue an unlimited number of Shares of beneficial interest as separate classes and series having separate assets, liabilities and earnings, if desired. The Trust has no present intention of issuing Shares of any additional series, although the Shares issued in the Reorganization and thereafter will mirror substantially the existing classes of Shares of the Fund.

     Each Share of the Trust represents an equal proportionate interest in its series or class of Shares of the Trust with each other such Share and is entitled to such dividends and distributions out of the income of such series or class of Shares of the Trust as are declared by the Trustees, all currently subject to the same class differences as exist for the Fund's Shares. Upon any liquidation of the Trust, Shareholders thereof are entitled to share pro rata, in the net assets of the Trust available for distribution, subject to the same series (there is only one series) or class differences as exist for the Fund's Shares. Shareholders have the right to vote on any and all matters on which, by law or the provisions of the Declaration of Trust, they may be entitled to vote, in each case in the manner required thereby.

     VOTING RIGHTS OF SHAREHOLDERS. The Declaration of Trust provides that Shareholders shall have power to vote only on the following matters:

        (i) to elect Trustees at any meeting of Shareholders called for the purpose;

        (ii) with respect to the approval of any contract for investment advisory or management services or, as applicable, any plan of distribution under Rule 12b-1 under the 1940 Act;

        (iii) with respect to any amendment of the Declaration of Trust (by affected classes or series) which adversely affects any class or series (other than amendments which the Trustees alone may authorize, including amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein or, if they deem it necessary, to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes, which are or may be payable by the Trust or the Shareholders).

        (iv) to the same extent as the Shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or its Shareholders; and

        (v) with respect to such additional matters relating to the Trust as may be required by applicable law or by the Declaration of Trust, any by-law of the Trust or any undertaking filed by the Trust with the Securities and Exchange Commission or with any state, or as to which the Trustees, in their discretion, shall otherwise determine such Shareholder vote to be required by law or otherwise to be necessary or appropriate or advisable.

     The Declaration of Trust further provides that no person shall serve as Trustee after the holders of record of not less than two-thirds of the outstanding Shares of beneficial interest in the Trust have declared that he be removed from that office either by declaration in writing filed with the custodian of the securities of the Trust or by votes cast in person or by proxy at a meeting called for the purpose.

     The Trust, like the Fund, will operate as a diversified, open-end investment company registered with the Securities and Exchange Commission under the 1940 Act. Pursuant to this registration and in addition to the specific voting rights described above, Shareholders of the Trust will continue to be entitled under current law, as applicable, to vote on changes in fundamental investment policies and restrictions of the Trust and on the ratification of the selection by the Trustees of the independent public accountant for the Trust.

     As a Massachusetts business corporation, any merger or consolidation of the Fund, any sale, lease or exchange of substantially all of its property and assets, and any dissolution of the Fund, requires the vote of the holders of two-thirds of the Shares entitled to vote. Under the Declaration of Trust such actions may be authorized by action of the Trustees.

     Shares of the Trust are divided into classes having characteristics identical to those of the Fund. Like Shares of the Fund, each whole Share of the Trust is entitled to one vote with each fraction being entitled to a proportionate fractional vote. Neither the Shares of the Fund nor the Shares of the Trust have cumulative voting rights in the election of Trustees. Shares entitle their holders to one vote per Share (with proportionate voting for fractional Shares); however, on amendments to the Declaration of Trust which adversely affect an individual class or series, a separate affirmative vote of a majority of the outstanding Shares of that class or series is required (authorization of additional series or classes is not deemed to adversely affect any existing series or class). Shareholders of a class or series are not entitled to vote on any matter which does not affect that class or series, and requires only a separate affirmative vote of a majority of the outstanding Shares of one of the other classes or series.

     Under Massachusetts corporation law Shareholders have the right to vote (by classes if only such classes are affected) with respect to any amendment of the Articles of Organization of the Fund.

     SHAREHOLDER, TRUSTEE AND OFFICER LIABILITY. Under Massachusetts law, Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is insufficient or is inoperative as a matter of law and the Trust itself would be unable to meet its obligations. Since the Fund is organized as a business corporation, its Shareholders currently have no personal liability for its acts or obligations, except to the extent of any improper dividend payments received by them and certain statutory obligations to employees.

     The Declaration of Trust or the By-Laws of the Trust will contain substantially the same provisions regarding indemnification of its Trustees and officers as are presently applicable to the Fund.

              INFORMATION AS TO DIRECTORS/TRUSTEES AND OFFICERS

     The Directors of the Fund are Directors or Trustees of all Keystone Group Funds and will be the Trustees of the Trust.

                               DIRECTORS/TRUSTEES
    NAME (AGE)               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS AND
(DIRECTOR SINCE)             DIRECTORSHIPS IN OTHER PUBLICLY HELD COMPANIES

Frederick Amling (67)        Professor, Finance Department, George
    (1993)                   Washington University; President, Amling &
                             Company (investment advice); Member, Board of
                             Advisers, Credito Emiliano (banking); and former Economics and Financial Consultant,
                             Riggs National Bank.

Charles A. Austin III        Managing Director, Seaward Management
    (60)   (1993)            Corporation (investment advice); and former
                             Director, Executive Vice President and
                             Treasurer, State Street Research & Management
                             Company (investment advice).

George S. Bissell (65)*      Officer of various Keystone Group companies and
    (1990)                   funds. He is currently Chairman of the Board
                             and Director or Trustee of all Keystone Group funds, including the Fund; and Director, Keystone Group, Inc. ("Keystone Group"). He is also Chairman of the Board and Trustee of Anatolia College and Trustee of University
                             Hospital (and Chairman of its Investment
                             Committee); he was formerly a Director;
                             Chairman of the Board and Chief Executive
                             Officer of Keystone Group and all Keystone
                             Group funds including the Fund.

Edwin D. Campbell (67)       Executive Director, Coalition of Essential
    (1993)                   Schools, Brown University; Director and former
                             Executive Vice President, National Alliance of
                             Business; former Vice President, Educational
                             Testing Services; and former Dean, School of
                             Business, Adelphi University.

Charles F. Chapin (65)       Former Group Vice President, Textron Corp.; and
    (1993)                   former Director, Peoples Bank.

Albert H. Elfner, III        Officer of various Keystone Group companies and
    (50)*  (1993)            funds. He is currently:President, Chief
                             Executive Officer and Director or Trustee of all Keystone Group funds, including the Fund;
                             Director, Chairman of the Board, President and
                             Chief Executive Officer of Keystone Group;
                             Chairman of Keystone, Keystone Management and
                             Keystone Software, Inc.; Director and Chairman of the Board of Keystone Investment Management
                             Corporation and Keystone Fixed Income Advisers,
                             Inc.; Director of KDI and FICO and Keystone
                             Investor Resource Services, Inc.; Director and
                             Vice President of Robert Van Partners, Inc.;
                             and an officer or Director of various other
                             Keystone Group companies. He is also: Director of Boston Children's Services Association and
                             Trustee of Anatolia College, Middlesex School,
                             Middlebury College and Neworld Bank; Member,
                             Board of Governors, New England Medical Center;
                             former Director and President of Harbor
                             Keystone Advisers, Inc. and former President of
                             Keystone.

K. Dun Gifford (56)          Chairman of the Board, Director and Executive
    (1990)                   Vice President, The London Harness Company;
                             Managing Partner, Roscommon Capital Corp.;
                             Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and
                             Wine; Chief Executive Officer, Gifford Gifts of
                             Fine Foods; Chairman, Gifford, Drescher &
                             Associates (environmental consulting);
                             President, Oldways Preservation and Exchange
                             Trust (education); and former Director,
                             Keystone.

Leroy Keith, Jr. (55)        Former President, Morehouse College; Director
    (1993)                   of Phoenix Total Return Fund and Equifax, Inc.;
                             Trustee of Phoenix Series Fund, Phoenix Multi-
                             Portfolio Fund and The Big Edge Series Fund.

F. Ray Keyser, Jr. (67)      Of Counsel, Keyser, Crowley & Meub, P.C.;
    (1990)                   Member, Governor's (VT) Council of Economic
                             Advisers; Chairman of the Board and Director,
                             Central Vermont Public Service Corporation and
                             Hitchcock Clinic; Director, Vermont Yankee
                             Nuclear Power Corporation, Vermont Electric
                             Power Company, Inc., Grand Trunk Corporation,
                             Central Vermont Railway, Inc., S.K.I. Ltd.,
                             Sherburne Corporation, Union Mutual Fire
                             Insurance Company, New England Guaranty
                             Insurance Company, Inc. and Investment Company
                             Institute; former Governor of Vermont; former
                             Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of
                             Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

David M. Richardson (53)     Executive Vice President, DHR International,
    (1993)                   Inc. (executive recruitment); former Senior
                             Vice President, Boyden International Inc.
                             (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411
                             International, Inc. and J & M Cumming Paper Co.


Richard J. Shima (55)        Consultant, Russell Miller, Inc. (investment
    (1993)                   bankers) and Drake Beam Morin, Inc. (executive
                             outplacement); Director, Connecticut Natural
                             Gas Corporation, Trust Company of Connecticut,
                             Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member,
                             Georgetown College Board of Advisors; Chairman,
                             Board of Trustees, Hartford Graduate Center;
                             Trustee, Kingswood-Oxford School and Greater
                             Hartford YMCA; former Director, Executive Vice
                             President and Vice Chairman of The Travelers
                             Corporation; and former Managing Director of Russell Miller, Inc.

Andrew J. Simons (55)        Partner, Farrell, Fritz, Caemmerer, Cleary,
    (1993)                   Barnosky & Amentano, P.C.; President, Nassau
                             County Bar Association; former Associate Dean and Professor of Law, St. John's University
                             School of Law.

- - -----------------
*May be considered an "interested person" within the meaning of the 1940 Act.

     Messrs. Bissell and Elfner are "interested persons" of the Fund by virtue of their positions as officers of the Fund and as officers and/or Directors of Keystone Group and several of its affiliates, including Keystone, Keystone Management, KDI and Keystone Investor Resource Center, Inc. ("KIRC"), and because of their direct or indirect ownership of or options on shares of voting common stock of Keystone Group ("KG Shares"). Mr. Bissell is a Director of Keystone Group. Mr. Elfner is Chairman of the Board, President and Chief Executive Officer of Keystone Group.

     During the fiscal year ended December 31, 1994, the Fund held five Board meetings, and all of the Directors attended at least 75% of the meetings held while they were Directors. For the fiscal year ended December 31, 1994, the Fund's Independent Directors waived annual retainers and meeting fees. Such fees for each Independent Director paid by all Keystone Group funds (which included over 30 mutual funds) totalled $531,000 for the year.

     The Nominating Committee is composed of all Independent Directors acting as a committee of the whole. The Nominating Committee's recommendations for nominees for election as Independent Directors are voted on by the Independent Directors. The Fund currently has no formal procedure to consider persons recommended by stockholders for nomination to the Board of Directors.

    Messrs. Amling, Austin and Simons represent the Fund on the Audit Committee for the Keystone Group Funds. The Audit Committee for the Keystone Group Funds reviews the services performed by KPMG Peat Marwick on behalf of the Fund and the other Keystone Group Funds.

     During the fiscal year ended December 31, 1994, the Audit Committee's two meetings were attended by all the Committee's existing members.

     The executive officers of the Fund will be the executive officers of the Trust. These officers are: George S. Bissell, Chairman of the Board and Albert
H. Elfner, III, President and Chief Executive Officer. Both are Directors of the Fund. Other officers are: Rosemary D. Van Antwerp, Senior Vice President and Secretary; Edward F. Godfrey, James R. McCall, Senior Vice Presidents; and Kevin
J. Morrissey, Treasurer.

     The executive officers of the Fund have been officers of Keystone or its affiliates for at least five years. Because of their positions with Keystone, Keystone Group, KDI or their affiliates and/or their direct or indirect ownership of KG Shares or options on KG Shares, Directors and officers of the Fund who are officers or employees of Keystone Group or its affiliates benefit, or will benefit, from the management and other fees paid, or to be paid, by the Fund or the Trust to Keystone or Keystone Management or their affiliates. The officers of the Fund serve until their successors are elected and qualified.

                    INFORMATION RELATING TO THE MANAGEMENT
                     AGREEMENT AND THE ADVISORY AGREEMENT

     Keystone Management will continue to serve as the investment manager to the Trust and will be responsible for the overall management of the Trust's business and affairs pursuant to a proposed new Investment Management Agreement ("Management Agreement") between the Trust and Keystone Management, and Keystone will continue to serve as the Trust's investment adviser pursuant to a proposed new Investment Advisory Agreement ("Advisory Agreement") between Keystone Managment and Keystone, which agreements are substantially identical to the existing Investment Management and Advisory Agreement between said parties, after consummation of the Reorganization.

THE MANAGEMENT AGREEMENT
     Pursuant  to the  Fund's  Management  Agreement,  dated  August  19,  1993,
Keystone Management acts as investment manager to the Fund. The Management Agreement was last approved by the stockholders of the Fund on July 27, 1993 in connection with Management's acquisition of control of Keystone Group.

     By the terms of the Management Agreement, Keystone Management is required to manage and administer the operation of the Fund, and to manage the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions, subject to the supervision of the Directors of the Fund, as well as to provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Management Agreement, and to pay or reimburse the Fund for the compensation of officers and Directors of the Fund who are affiliated with Keystone Management and all expenses of Keystone Management incurred in connection with its investment management and advisory services. All charges and expenses other than those specifically referred to as being borne by Keystone Management are paid by the Fund, including, but not limited to, custodian charges and expenses, bookkeeping and auditors charges and expenses, transfer agent charges and expenses, fees of Independent Directors, brokerage commissions, brokers' fees and expenses, issue and transfer taxes, costs and expenses under the 12b-1 Plans, interest, taxes and corporate fees payable to governmental agencies, the cost of Share certificates, fees and expenses of the registration and qualification of the Fund and its Shares with the SEC or under state or other securities laws, expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to stockholders of the Fund, expenses of stockholders' and Directors' meetings, charges and expenses of legal counsel for the Fund and for the Directors of the Fund on matters relating to the Fund, charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

     In executing portfolio transactions and selecting broker-dealers, Keystone Management is required under the Management Agreement to use its best efforts to seek best execution on behalf of the Fund. In evaluating the best execution available, Keystone Management may consider all factors it deems relevant, including brokerage and research services provided to the Fund and other accounts over which Keystone Management and its affiliates exercise investment discretion, and may pay a broker-dealer who provides such services higher commissions than those charged by other broker-dealers, in accordance with section 28(e) of the 1934 Act.

     As compensation for the services and facilities provided to the Fund pursuant to the Management Agreement, Keystone Management is entitled to a fee at the annual rate of:

                                                       AGGREGATE AVERAGE DAILY
                                                               NET ASSET VALUE
                                                                 OF THE SHARES
MANAGEMENT FEE                                                     OF THE FUND
- - ------------------------------------------------------------------------------
0.75% of the first                                        $  250,000,000, plus
0.675% of the next                                        $  250,000,000, plus
0.60% of the next                                         $  500,000,000, plus
0.50% of amounts over                                     $1,000,000,000,

computed as of the close of business on each business day and paid daily or monthly as Keystone Management may from time to time specify. As of December 31, 1994, the Fund had net assets of approximately $141,735,000.

     For the fiscal year ended December 31, 1994, the fee paid to Keystone Management for its services under the Management Agreement was $924,625.

     The Management Agreement contains provisions permitting Keystone Management to enter into an agreement with Keystone, under which Keystone, as subadviser, would, for compensation paid by Keystone Management, provide substantially all the services to be provided by Keystone Management under the Management Agreement, and would delegate to Keystone substantially all of Keystone
Management's rights, duties and obligations to provide investment advisory services under the Management Agreement. Keystone Management has entered into such an agreement with Keystone. See "The Advisory Agreement" herein.

     The Management Agreement provides that it will continue only if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding Shares, and such renewal has been approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Management Agreement was last approved at a meeting of the Board of Directors on June 15, 1994. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Directors or by a vote of a majority of the outstanding Shares. The Management Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

THE ADVISORY AGREEMENT
     Pursuant to the Fund's Advisory Agreement, dated July 27, 1993, Keystone acts as investment adviser to the Fund as permitted by the Management Agreement. The Advisory Agreement was last approved by the stockholders of the Fund on July 27, 1993 in connection with the acquisition of control of Keystone Group by Management. The continuation of the Advisory Agreement was last approved at a meeting of the Board of Directors on June 15, 1994.

     The terms of the Advisory Agreement are substantially identical to terms of the Management Agreement except that the Advisory Agreement (i) does not contain a provision allowing Keystone to enter into another agreement with an investment adviser under which such investment adviser would provide substantially all the services required by Keystone to the Fund, and (ii) is between Keystone Management and Keystone rather than between the Fund and Keystone and contains technical provisions relating to the difference in parties. Under the Advisory Agreement, Keystone Management pays to Keystone 85% of the fee it receives from the Fund under the Management Agreement.

     For the  fiscal  year  ended  December  31,  1994 the fee paid by  Keystone
Management to Keystone for its services under the Advisory Agreement was $785,931.

     The Advisory Agreement is automatically renewed for successive one-year periods unless either party to it has given the other at least sixty days' written notice of its intention to terminate the Advisory Agreement at the end of the contract period then in effect, provided, however, that the continuation of the Advisory Agreement for more than two years is subject to the receipt of annual approvals of the Fund's Board of Directors or stockholders in accordance with the 1940 Act and the rules thereunder. Approval of such continuation was last given by the Board of Directors of the Fund on June 15, 1994. The Advisory Agreement may be terminated at any time, without penalty, by the Fund's Board of Directors or a majority of the Fund's outstanding Shares, on 60 days' written notice to Keystone. The Advisory Agreement automatically terminates upon its "assignment" (as defined in the 1940 Act) by either party.

     If the Reorganization is consummated, Keystone Management will continue to serve as the Trust's investment manager under a substantially identical new Management Agreement and Keystone will continue to serve as the Trust's investment adviser under a substantially identical new Advisory Agreement.



KEYSTONE GROUP
     Messrs. Bissell and Elfner are Directors and/or officers of the Fund, and they and other officers of the Fund are shareholders of Keystone Group, the parent of the Fund's investment adviser.

     All outstanding KG Shares are held in several voting trusts. The trustees of the voting trusts (the "Voting Trustees"), George S. Bissell, Albert H. Elfner, III, Roger T. Wickers, Edward F. Godfrey and Ralph J. Spuehler, Jr., vote all KG Shares in the voting trusts pursuant to the terms of the underlying voting trust agreements. The Voting Trustees (1) are required to vote all KG Shares held in the Management Voting Trust in accordance with the directions of the holders of a majority of such Shares and (2) have discretion to vote all KG Shares held in the Employee Voting Trusts. Accordingly, each Voting Trustee is deemed to be the beneficial owner of those KG Shares held in the Management Voting Trust allocated to him and of all KG Shares held in the Employee Voting Trusts.

     In their capacities as Trustees of the Voting Trusts, each of Messrs. Bissell, Elfner, Wickers, Spuehler and Godfrey owns with voting power, but not otherwise beneficially, except in Mr. Bissell's case, 10% or more of the outstanding KG shares. Mr. Bissell also owns individually and beneficially more than 10% of such outstanding KG Shares.

     During the period January 1, 1994 through December 31, 1994, the following Directors and/or officers of the Fund engaged in transactions, or were parties to contracts, relating to more than 1% of outstanding KG Shares as follows:


                                                   NUMBER             AGGREGATE
NAME             TRANSACTION                      OF SHARES             PRICE
- - ----             -----------                      ---------           ---------
Mr. Bissell  Transfer to trust, which sold
                to Keystone Group                   200,000        $2,050,000.00

BOARD RECOMMENDATION

     The  Board  of   Directors   recommends   a  vote  FOR   approval   of  the
Reorganization.

                           INFORMATION RELATING TO
                        INDEPENDENT PUBLIC ACCOUNTANT

     A condition of the Reorganization is that KPMG Peat Marwick be the independent public accountant for the Fund until the Closing Date and for the Trust thereafter. KPMG Peat Marwick has been so selected by the Directors of the Fund.

     The audit services expected to be provided by KPMG Peat Marwick include work in connection with the expression of an opinion on the annual financial statements of the Fund and the Trust and review of the Fund's and the Trust's Annual Report to stockholders and its filings with the SEC. During its last fiscal year the Fund paid KPMG Peat Marwick $20,940 for its services.

     A representative of KPMG Peat Marwick is expected to attend the Meeting and will be given an opportunity to make a statement and/or respond to appropriate questions from stockholders.

BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the ratification of selection of KPMG Peat Marwick as the independent public accountant for the Fund.

                     INFORMATION RELATING TO KEYSTONE AND
                             KEYSTONE MANAGEMENT

KEYSTONE
     Keystone, the Fund's investment adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone Group, located at 200 Berkeley Street, Boston, Massachusetts 02116- 5034.

    The chief executive officer and Directors of Keystone are: Albert H. Elfner, III, (Director, Chairman of the Board and Chief Executive Officer); and Philip M. Byrne, Edward F. Godfrey, James R. McCall and Ralph J. Spuehler, Jr. Their address is 200 Berkeley Street, Boston, Massachusetts 02116.

KEYSTONE MANAGEMENT
     Keystone Management, the Fund's investment manager, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone.

     The chief  executive  officer and  Directors  of Keystone  Management  are:
Albert H. Elfner, III, (Director, Chief Executive Officer and Chairman of the Board); and Edward F. Godfrey and Ralph J. Spuehler. The address of each is that of the Fund.

ADDITIONAL INFORMATION ABOUT KEYSTONE AND KEYSTONE MANAGEMENT

     Although investment advice and management for the various clients of Keystone Management and Keystone, and their affiliates, are furnished in light of their respective investment objectives and policies, certain securities owned by the Fund may also be owned by other clients, and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients or that a particular security is bought for some clients when other clients are selling the security.

     Keystone Distributors, Inc., the Fund's principal underwriter, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone.

     Keystone Investor Resource Center, Inc., located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

     State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund (the "Custodian"). The Custodian may hold securities of some foreign issuers outside the U.S. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

CERTAIN  OTHER KEYSTONE GROUP FUNDS

     The following Keystone Group Funds have the same investment objective as the Fund (capital appreciation):


                                                        ANNUAL FEE RATES AS
                                                       PERCENTAGE OF AVERAGE
 FUND                          NET ASSETS             ANNUAL DAILY NET ASSETS
 ----                          ----------            -------------------------
KEYSTONE AMERICA FUNDS
   Global Opportunity        $  275,402,000         1% declining to .75%
   Hartwell Emerging         $  132,347,000         1% declining to .65% plus
    Growth                                             .50% incentive fee
                                                       (performance vs. S&P 500)
   Hartwell Growth           $   20,128,000         1% declining to .65% plus
                                                       .50% incentive fee
                                                       (performance vs. S&P 500)
   Strategic                 $   20,879,000         1%
    Development  Fund
 KEYSTONE CUSTODIAN FUNDS
 Series K-2                $  441,831,000           .70% declining to .35%
   Series S-1                $  194,543,000         .70% declining to .35%
   Series S-3                $  243,386,000         .70% declining to .35%
   Series S-4                $1,292,905,000         .70% declining to .35%



                            ADDITIONAL INFORMATION

PAYMENT OF EXPENSES

     The Fund will pay the expenses of the preparation, printing and mailing to the stockholders of the Fund of the enclosed Proxy, accompanying Notice of Meeting and Proxy Statement and any supplementary solicitation of the stockholders.

SUPPLEMENTARY SOLICITATION

     Supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund, by officers or employees of KIRC, Keystone, Keystone Group or their subsidiaries, by securities dealers through whom Shares have been sold or by an agency which may be employed by the Fund for that purpose. If a supplementary solicitation by specially engaged employees or by an agency should be necessary, the material features of any contract or arrangement and the parties for any such solicitation are presently unknown. It is anticipated, however, that, in the event any such solicitation becomes necessary, its cost will not be substantial. Substantial Shareholders

     To the best of the Fund's knowledge, on December 31, 1994, one shareholder of record "beneficially owned" more than 5% of the outstanding Shares, as follows:

                                              SHARES                 % OF
REGISTRATION                                  OWNED                  FUND

Merrill Lynch Pierce Fenner & Smith
Attn: Book Entry                        332,021 (Class A)       5.23%
4800 Deer Lake Drive East, 3rd Floor    222,825 (Class B)      10.46%
Jacksonville, FL 32246-6484             214,057 (Class C)      32.81%

     On that date, the existing Directors, nominees for election as Directors and officers of the Fund, together as a group, "beneficially owned" less than 1% of the outstanding Shares.

     The term "beneficially owned" is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Directors, officers of the Fund, nominees for Director and/or on records of KIRC.

STOCKHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at any Fund or Trust meeting must be received by the Fund or the Trust for inclusion in the Fund's or Trust's Proxy Statement and Proxy within a reasonable time before the meeting.

     It is suggested that shareholders  submit their proposals by Certified Mail
- - - Return Receipt Requested. The SEC has adopted certain requirements which apply to any proposals of shareholders.

                                                             February 27, 1995

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
    THIS AGREEMENT AND PLAN OF REORGANIZATION made this day of 1995 by and between Keystone America Omega Fund, Inc. (the "Fund"), a Massachusetts corporation, and Keystone America Omega Fund, a Massachusetts business trust (the "Trust").

    1. Plan of Reorganization and Liquidation. (a) The Fund shall assign, sell, convey, transfer and deliver to the Trust at the closing provided for in Section 2 (the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Trust shall at the Closing (i) assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including without limitation all liabilities of the Fund to shareholders who elect to dissent from the transaction and effect their appraisal rights under applicable law and all fees and expenses in connection with the transactions contemplated hereby and (ii) deliver to the Fund a number of full and fractional shares of each class of the shares of beneficial interest of the Trust (the "Trust Shares") equal to the number of full and fractional shares of each corresponding class of the shares of Common Stock, $1.00 par value, of the Fund then outstanding.

    (b) Upon consummation of the transactions described in paragraph (a) of this
Section 1, the Fund shall distribute in complete liquidation pro rata to its shareholders of record entitled thereto as of the Closing Date (other than those shareholders who have objected to the reorganization so as to be eligible to perfect statutory appraisal rights) the respective Trust Shares of the respective classes corresponding to the respective classes of shares of the Fund held by the shareholder of the Fund, received by the Fund. Such distribution shall be accomplished by the establishment of an account on the share records of the Trust in the name of each shareholder of the Fund, representing a number and class of Trust Shares equal to the number and class of shares of the Fund owned of record by the shareholder at the Closing Date, provided that a shareholder who has objected to the reorganization so as to be eligible to perfect statutory appraisal rights shall have no rights with respect to Trust Shares until such time as he has waived or otherwise relinquished such statutory appraisal rights. Certificates for shares of the Fund issued prior to the reorganization shall represent outstanding shares of the Trust following the reorganization. Certificates representing Trust Shares will be issued only if the shareholder so requests.

    (c) As promptly as practicable after the liquidation of the Fund as aforesaid, the Fund shall be dissolved pursuant to the provisions of the Massachusetts business corporation law and its legal existence terminated.

    2. CLOSING AND CLOSING DATE.  The Closing shall occur at 4:15 p.m. on
          , 1995 or at such other time and date as the parties may mutually agree upon (the "Closing Date").

    3. CONDITIONS PRECEDENT. The obligations of the Fund and the Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

         (a) All filings shall have been made with, and all authority and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

         (b) Each party shall have received an opinion of counsel to the effect that for federal income tax purposes: in connection with the Reorganization
    (i) no gain or loss will be recognized by the Fund upon the transfer of its assets and liabilities to the Trust; (ii) the tax basis of the assets of the Fund in the hands of the Trust will be the same as the basis of those assets in the hands of the Fund immediately prior to the transfer; (iii) the holding period of the assets of the Fund transferred to the Trust will include the period during which such assets were held by the Fund; (iv) no gain or loss will be recognized by the Trust upon the receipt of the assets of the Fund in exchange for Trust Shares and the assumption by the Trust of the liabilities and obligations of the Fund; (v) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Trust Shares in exchange for their shares in the Fund; (vi) the basis of the Trust Shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund, exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets;

         (c) This Agreement and Plan of Reorganization and the Reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock, $1.00 par value, of the Fund entitled to vote thereon;

         (d) The Trust shall have entered into an Investment Management Agreement with Keystone Management Company, Inc. and Keystone Management Company, Inc. shall have entered into an Investment Advisory Agreement for the Trust with Keystone Custodian Funds, Inc., and the Trust shall have entered into a Distribution Agreement with Keystone Distributors, Inc., a Custodian Agreement with State Street Bank and Trust Company, and a Transfer Agency Agreement and Shareholder Services Agreement with Keystone Investor Resource Center, Inc., and shall have adopted Rule 12b-1 Plans, such contracts, agreements and plans to be in each case substantially identical in form and substance to those respective documents in effect at the Closing Date with respect to the Fund, such documents shall have been approved by the Trustees of the Trust and, to the extent required by law, by the Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 and by the shareholders of the Trust (it being understood that the Fund as sole shareholder of the Trust prior to the consummation of the reorganization hereby agrees and is authorized to vote for such approval);

         (e) The persons designated in the Proxy Statement as the Directors of the Fund shall have been elected as the Trustees of the Trust by the shareholders of the Trust (it being understood that the sole shareholder of the Trust prior to the consummation of the reorganization agrees and is authorized to vote for such election); and

         (f) The Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 shall have selected as auditors for the Trust KPMG Peat Marwick LLP and such selection shall have been ratified by the shareholders of the Trust (it being understood that the Fund as sole shareholder of the Trust prior to the consummation of the reorganization hereby agrees and is authorized to vote for such ratification).

    At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund and the Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

    4. AMENDMENT. This Agreement may be amended at any time by action of the Board of Directors of the Fund and the Trustees of the Trust, notwithstanding approval thereof by the shareholders of the Fund, provided that no amendment shall, in their judgment, have a material adverse effect on the interests of the shareholders of the Fund.

    5. TERMINATION. The Board of Directors of the Fund, and the Trustees of the Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, makes proceeding with the Agreement unadvisable.

    6. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Trust.

    IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                             KEYSTONE AMERICA OMEGA FUND, INC.

                                             By :______________________________
                                                 President

                                             KEYSTONE AMERICA OMEGA FUND

                                             By :______________________________
                                                 President

                                                                       EXHIBIT B
                          KEYSTONE AMERICA OMEGA FUND
                              DECLARATION OF TRUST

                            Dated September 21, 1994

    This DECLARATION OF TRUST of Keystone America Omega Fund, made at Boston, Massachusetts on September 21, 1994 by Frederick Amling, Charles A. Austin, III, George S. Bissell, Edwin D. Campbell, Charles F. Chapin, Albert H. Elfner, III, K. Dunn Gifford, Leroy Keith, Jr., F. Ray Keyser, Jr., David M. Richardson, Richard J. Shima and Andrew J. Simons (hereinafter with their successors referred to as the "Trustees").

                                  WITNESSETH:

    WHEREAS the Trustees have agreed to manage all property received by them as Trustees in accordance with the provisions hereinafter set forth.

    NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                   ARTICLE I
                              NAME AND DEFINITIONS

    Section 1. Name. This Trust shall be known as Keystone America Omega Fund and the Trustees shall conduct the business of this Trust under that name or any other name as they may from time to time determine.

    Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided

        (a)  The  terms   "Affiliated   Person",   "Assignment",   "Commission",
    "Interested Person" and "Principal Underwriter" shall have the meanings given them in the 1940 Act;

        (b) The "Trust" refers to the Massachusetts business trust established by and under this Declaration of Trust;

        (c) "Declaration of Trust" shall mean this Declaration of Trust as amended or restated from time to time;

        (d) "Net Asset Value Per Share" means the net asset value per share of the Trust determined in the manner provided or authorized in Article VI,
    Section 4;

        (e) "Shareholder" means a record owner of Shares of the Trust;

        (f) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series ("Series") or more than one class ("Class") of Shares is authorized by the Trustees, the equal proportionate units into which each such Series or Class of Shares shall be divided from time to time, and includes where appropriate fractions of a Share as well as a whole Share, unless the Trustees provide that there shall be no fractions of any particular Shares.

        (g) "Trustees" refers to the Trustee or Trustees of the Trust who become such in accordance with Article IV and where appropriate means a majority or other portion of them acting in accordance with this Declaration of Trust or the By-laws of the Trust; and

        (h) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time.

                                   ARTICLE II
                                PURPOSE OF TRUST

    The purpose of the Trust is to provide investors a continuous source of managed investments.

                                  ARTICLE III
                              BENEFICIAL INTEREST

    Section 1. Shares of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value, each of which shall represent an equal proportionate interest in the Trust with each other Share outstanding, none having priority or preference over another, except to the extent modified by the Trustees under the provisions of this Section. The number of Shares which may be issued is unlimited. The Trustees may from time to time divide or combine the outstanding Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or fractions.

    From time to time, as they deem appropriate, the Trustees may create additional Series and/or Classes of Shares, in addition to the Shares initially created under this instrument ("Original Series"). References in this Declaration of Trust to Shares of the Trust shall apply, as appropriate, to each such Series of Shares and to each such Class of Shares.

    Any additional Series of Shares created hereunder shall represent the beneficial interest in the assets (and related liabilities) allocated by the Trustees to such Series of Shares and acquired by the Trust only after creation of the respective Series of Shares and only on account of such Series. If the Trustees create any additional Series of Shares hereunder, then the Original Series shall be deemed a separate Series of Shares. Upon creation of each Series of Shares, the Trustees may designate it appropriately and determine the investment policies with respect to the assets allocated to such Series of Shares, redemption rights, dividend policies, conversion rights, liquidation rights, voting rights, and such other rights and restrictions as the Trustees deem appropriate, to the extent not inconsistent with the provisions of this Declaration of Trust.

    The Trustees may divide any Series (including the Original Series) into more than one Class of Shares. Upon creation of each additional Class of Shares the Trustees may designate it appropriately and determine its rights and restrictions (including without limitation such redemption rights, dividend rights, conversion rights, liquidation rights, voting rights, and such other rights and restrictions as the Trustees deem appropriate).

    Section 2. Ownership of Shares. The ownership of Shares shall be recorded in the books of the Trust or a transfer agent or a similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer agent or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares of each Series or Class and as to the number of Shares of each Series or Class held from time to time by each.

    Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration as the Trustees from time to time authorize and may cease offering Shares to the public at any time. After such acceptance, the number of Shares of the appropriate Series or Class to represent the contribution may in the Trustees' discretion be considered as outstanding and the amount receivable by the Trustees on account of the contribution may be treated as an asset of the Series or Class.

    Section 4. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

    Section 5. Provisions Relating to Series or Classes of Shares. Whenever no Shares of a Series or Class are outstanding, then the Trustees may abolish such Series or Class. Whenever more than one Series or Class of Shares is outstanding, then the following provisions shall apply:

        (a) ASSETS BELONGING TO EACH SERIES OR CLASS. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds derived from any reinvestment of such proceeds, shall, except to the extent specifically otherwise provided in the provisions adopted by the Board of Trustees establishing the Series or Class, irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of the Trust. In the event there are assets, income, earnings, and proceeds thereof which are not readily identifiable as belonging to a particular Series or Class, then the Trustees shall allocate such items to the various Series or Classes then existing, in such manner and on such basis as they, in their sole discretion, deem fair and equitable. The amount of each such item allocated to a particular Series or Class by the Trustees shall then belong to that Series or Class, and each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

        (b) LIABILITIES BELONGING TO EACH SERIES OR CLASS. The assets belonging to each particular Series or Class shall, except to the extent specifically otherwise provided in the provisions adopted by the Board of Trustees establishing the Series or Class, be charged with the liabilities, expenses, costs and reserves of the Trust attributable to that Series or Class; and any general liabilities, expenses, costs and reserves of the Trust which are not readily identifiable as attributable to a particular Series or Class shall be allocated by the Trustees to the various Series or Classes then existing, in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

        (c) SERIES OR CLASSES OF SHARES, DIVIDENDS AND LIQUIDATION. Each Share of each respective Class or Series shall, except to the extent specifically otherwise provided in the provisions adopted by the Board of Trustees establishing the Series or Class, have the same rights and pro rata beneficial interest in the assets and liabilities of the Series or Class as any other such Share. Any dividends paid on the Shares of any Series or Class shall, except to the extent specifically otherwise provided in the provisions adopted by the Board of Trustees establishing the Series or Class, only be payable from and to the extent of the assets (net of liabilities) belonging to that Series or Class. In the event of liquidation of a Series or Class, only the assets (less provision for liabilities) of that Series or Class shall be distributed to the holders of the Shares of that Series or Class.

        (d) VOTING BY SERIES OR CLASS. Except as provided in this Section or as limited by the rights and restrictions of any Series or Class, each Share of the Trust may vote with and in the same manner as any other Share on matters submitted to a vote of the Shareholders entitled to vote thereon, without differentiation among votes from the separate Series or Classes; provided, however, that (i) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act, or otherwise by applicable law, such requirement as to a separate vote shall apply in lieu of the voting described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more Series or Classes, then, subject to (iii) below, the Shares of all other Series or Classes shall vote without differentiation among their votes; and
    (iii) as to any matter which does not affect the interest of any particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote.

    Section 6. Limitation of Personal Liability. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                                   ARTICLE IV
                                  THE TRUSTEES

    Section 1. Number of Trustees. The number of Trustees shall initially be such number as shall be elected as such by a vote of the shareholders of the Trust and thereafter shall be such number as shall be fixed from time to time by action of a majority of the Trustees.

    Section 2. Election or Appointment and Term. The initial Trustees shall be the individuals signing this Declaration in that capacity, who shall have been previously elected by a vote of the shareholders of the Trust. Thereafter, subject to Section 16(a) of the 1940 Act, the Trustees may elect themselves or their successors at such intervals, as they deem proper, and may appoint Trustees to fill vacancies as provided in Section 4 hereof; provided, that Trustees shall be elected by vote of a majority of Shares voting thereon at such time or times as the Trustees shall determine that such action is advisable. Subject to Section 3 hereof, the Trustees shall have the power to set and alter the terms of office of the Trustees, and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration; provided, that the term of office of any incumbent Trustee shall continue until terminated, as provided in Section 4 hereof or, if not so terminated, until the election of such Trustee's successor in office has become effective in accordance with this Section 2.

    Section 3. Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees, and such resignation shall be effective upon such delivery or at any later date according to the terms of the instrument. Any Trustee may be removed by the action of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in his name. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. However, the execution and delivery of such documents by a former Trustee or his legal representative shall not be requisite to the vesting of title to the Trust property in the remaining Trustees.

    Section 4. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of such Trustee's death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee. No such vacancy shall operate to annul this Declaration of Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to applicable law, the remaining Trustees or, if only one Trustee shall then remain in office, the sole remaining Trustee, shall appoint such individual to fill such vacancy as they or he, in their or his discretion, shall see fit. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement or resignation of a Trustee or an increase in the number of Trustees; provided, that such appointment shall not become effective prior to such retirement or resignation or such increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 4, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust in the manner provided by this Declaration of Trust. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

    Section 5. Management of the Trust. Subject to the provisions of this Declaration of Trust, the business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility. Action by the Trustees may be taken by majority vote of the Trustees at a meeting at which a quorum (which shall be a majority of the Trustees then in office) shall be present, or by a writing signed by a majority of the Trustees in office.

    Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that they do not reserve that right to any Shareholders; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate any one or more committees; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set, or otherwise provide for the setting of, record dates, and in general delegate such authority to do any or all things which the Trustees may do in the operation of the business of the Trust as they consider desirable to any officers of the Trust and committees of the Trustees and to any agent or employee, custodian or underwriter. Any action relating to the operation of the Trust provided for herein to be taken by the Trustees may be taken by any other person under authority granted by the Trustees whether or not specifically so stated, and unless specifically so stated to the contrary. A specific statement indicating that the Trustees may delegate any authority shall not give rise to any contrary implication with respect to any provision of this Declaration of Trust.

    Without limiting the foregoing, the Trustees in addition to all powers granted by law shall have power and authority:

        (a) To invest and reinvest cash, and to hold cash uninvested, without in anywise being bound or limited by any present or future law or custom in regard to investments by trustees;

        (b) To sell, exchange, lend, pledge, mortgage, hypothecate or lease any or all of the assets of the Trust;

        (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property, and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

        (d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

        (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the Trust's own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

        (f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

        (g) To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

        (h) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust for any matter in controversy, including but not limited to claims for taxes; and

        (i) To borrow funds.

    The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

    Section 6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or by any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the assets of the Series or Class of Shares of which he is a holder, subject to any rights or restrictions applicable to any Series or Class of Shares of which he is a holder.

    Section 7. Payment of Expenses. The Trustees shall pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to the Trustees' compensation and such expenses and charges for the services of the Trust's investment adviser or manager, administrator, auditor, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

    Section 8. Investment Management and Other Services. Without limiting the generality of the powers of the Trustees, subject to applicable law, the Trustees may enter into a contract with any person or persons, including any firm, corporation, trust or association in which any Trustee, Shareholder or officer of the Trust may be interested, to act as investment advisers and/or managers of the Trust and to provide such investment advice and/or management as the Trustees may from time to time consider appropriate ("Adviser"). Any such contract may authorize the Adviser to determine from time to time what securities shall be acquired, held or disposed of by the Trust and what portion of assets of the Trust shall be held uninvested and to take, on behalf of the Trust, actions which the Adviser deems necessary to implement the investment policies of the Trust, including the placement of all orders for the purchase, sale or loan of portfolio securities for the Trust's account with brokers or dealers or others selected by the Adviser and the giving of instructions to the custodian of the Trust's assets as to deliveries of securities and payments of cash for the account of the Trust.

    Without limiting the generality of the powers of the Trustees, subject to applicable law, the Adviser may enter into an agreement to retain at its own expense any person or persons, including any firm, corporation, trust or association in which any Trustee, Shareholder or officer of the Trust may be interested, to provide the Trust investment advice and/or management and any person or persons so retained may be granted all authority which has been granted to the Adviser under the contract which the Adviser entered into pursuant to the preceding paragraph.

    Without limiting the generality of the powers of the Trustees, the Trustees may enter into a contract with any person or persons, including any firm, corporation, trust or association in which any Trustee, Shareholder or officer of the Trust may be interested, to act as principal underwriter for the Shares.

    Section 9. Affiliations of Trustees or Officers, Etc. The fact that (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, Director, officer, partner, Trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or for any parent or affiliate of any organization, with which any contract including, without limitation, contracts for services as manager, investment adviser, distributor, principal underwriter, custodian, transfer agent or dividend disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that (ii) any partnership, corporation, trust, association or other organization with which a contract referred to in (i) above may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE V
                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

    Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2 of Article IV hereof and the removal of Trustees to the extent provided in Section 16(c) of the 1940 Act,
(ii) with respect to approval or termination in accordance with the 1940 Act of any investment advisory or management agreement described in Article IV hereof,
(iii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7 of Article IX hereof, (iv) to the same extent as the stockholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (v) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust or the By-Laws, or as to which the Trustees in their discretion shall determine such Shareholder vote to be required by law or otherwise to be necessary, appropriate or advisable.

    Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

    Section 2. Meetings. Meetings of Shareholders shall be held at such times at the principal office of the Trust or such other place as the Trustees may designate. Meetings of the Shareholders may be called by the Trustees or such other person or persons as may be specified in the By-laws. Shareholders shall be entitled to at least seven days' notice of any meeting.

    Section 3. Quorum and Required Vote. Except as otherwise provided by law, to constitute a quorum for the transaction of business at a Shareholders' meeting there must be present, in person or by proxy, holders of a majority of the total number of Shares of the Trust then outstanding and entitled to vote at the meeting, but any lesser number shall be sufficient for adjournment, and any adjourned session or sessions may be held within 90 days after the date set for the original meeting without the necessity of further notice. Subject to any applicable requirements of law, a majority of the Shares present and entitled to vote on a question or election shall decide such question or election, except when a larger vote is required by any provision of this Declaration of Trust, the By-Laws of the Trust or any applicable provision of law.

    Section 4. Action by Written Consent. Except as otherwise required by law, any action required or permitted to be taken at any meeting may be taken without a meeting if a consent in writing setting forth such action is signed by the Shareholders entitled to vote on the subject matter thereof holding a majority of the Shares entitled to vote thereon.

    Section 5. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VI
                         DISTRIBUTIONS AND REDEMPTIONS

    Section 1. Distributions. The Trustees may, but need not, each year distribute to the Shareholders of each Series or Class such income and gains as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with generally accepted accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income of each Series or Class, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by or under the authority of the Trustees. At any time and from time to time in their discretion the Trustees may distribute to the Shareholders of any one or more Series or Class as of a record date or dates determined by or under the authority of the Trustees, in Shares, in cash or otherwise, all or part of any gain realized on the sale or disposition of property of the Trust or otherwise, or all or part of any other principal of the Trust. Each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the Series or Class held by the several Shareholders on the applicable record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received or for which payment is made after such time or times as may be determined by or under the authority of the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 4 hereof.

    Section 2. Redemptions. Upon offer by any Shareholder of all or part of the Shares held by the Shareholder for redemption hereunder, in accordance with such methods, upon such terms and subject to such conditions as from time to time may be determined by or under the authority of the Trustees, the Trust shall redeem the Shares so offered by distributing to the Shareholder the Net Asset Value per Share thereof determined as of a time fixed by or under the authority of the Trustees. The Trust shall have the right at its option and at any time to redeem the Shares of any Shareholder for their Net Asset Value per Share if the Shareholder owns Shares of a Series or Class having an aggregate net asset value of less than such minimum amount as may from time to time be prescribed by or under the authority of the Trustees or if ownership of such Shares by the Shareholder could create adverse tax consequences for the Trust or any Series or Class thereof. With respect to all Shares or any Series or Class of Shares, the right to redemption or the date for payment may, however, be delayed or suspended by the Trustees if there is an extraordinary closing or restriction of trading on the New York Stock Exchange as determined under rules and regulations of the Commission, or an emergency exists as a result of which it is not reasonably practicable for the Trust to dispose of securities or fairly to determine the value of its net assets, or as the Commission may permit. The completion of such distribution on redemption of Shares shall constitute a full discharge of the Trust and Trustees with respect to such Shares, and the Trustees may require that any certificate or certificates issued by the Trust to evidence the ownership of the Shares shall be surrendered to the Trustees for cancellation or notation. Shares so redeemed shall be cancelled or held by the Trust for reissue, as the Trustees may from time to time determine.

    Section 3. Payment in Kind. Subject to any generally applicable limitation imposed by the Trustees, any distribution on redemption may, if authorized by the Trustees, be made wholly or partly in kind, instead of in cash. Such distribution in kind shall be made by distributing investments constituting, in the opinion of the Trustees, a fair representation of the various types of securities then held by the Series or Class of Shares being redeemed (but not necessarily including a portion of each particular investment) and in each case having an aggregate value equal to the amount of cash instead of which such distribution in kind is made.

    Section 4. Determination of Net Asset Value per Share. Subject to applicable law, the Net Asset Value per Share of each Series or Class shall be computed as of such times as may be determined by or under authority of the Trustees by determining the value of all the investments of such Series or Class in such manner as may be determined by or under authority of the Trustees, adding any other assets of such Series or Class, subtracting all liabilities of such Series or Class and dividing the result by the number of Shares of such Series or Class outstanding.

    Determination of Net Asset Value per Share so made in good faith and pursuant to the provisions of the 1940 Act shall be binding on all parties concerned.

    Section 5. Automatic Redemption from Small Accounts. The Trustees shall have the power to redeem shares at a redemption price determined in accordance with
Section 4 of this Article if at any time the total investment in an account does not have a value of at least $1,000 or such other minimum amount as the Trustees may from time to time determine. Before redeeming such Shares, the Shareholder will be notified that the value of his account is less than the required minimum amount and be allowed 60 days or such period as is permitted by law to make an additional investment to bring the total value of such account to such amount or more.

    Section 6. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VI, the Trustees may prescribe, in their absolute discretion, such other bases and times for the declaration and payment of dividends and distributions as they may deem desirable or necessary to enable the Trust to comply with any provision of the 1940 Act or the Internal Revenue Code, including any rule or regulation adopted by the Commission or any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission or any rule or regulation issued under the Internal Revenue Code, all as in effect now or as hereafter amended or modified.

                                  ARTICLE VII
             COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

    Section 1. Compensation. The Trustees shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation.

    Section 2. Limitation of Liability. Provided they have exercised reasonable care in their selection, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee or Adviser of the Trust nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

    The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers shall give notice of the existence of this Declaration of Trust and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or officers, and not individually, and is not binding upon any of them or the Shareholders individually, but is binding only upon the Trust property, or the assets of the particular Series or Class in question, as the case may be, but the omission thereof shall not operate to bind any Trustee or officer or Shareholder individually, or to subject the assets of any Series or Class to the obligations of any other Series or Class.

                                  ARTICLE VIII
                                INDEMNIFICATION

    Section 1. Trustees, Officers, etc. The Trust shall indemnify each of its present and former Trustees and officers and may indemnify any of its present or former employees or agents, and shall indemnify any persons who serve or have served at the Trust's request as Directors, officers or Trustees of another organization, and may indemnify persons who serve or have served at the Trust's request as employees or agents of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office, employed or acting as agent, or thereafter, by reason of being or having been such a Trustee, officer, Director, employee or agent, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person shall otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees so incurred by any Covered Person, may in the discretion of the Trustees be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification against such expenses is not authorized under this Article.

    Except as otherwise provided by law, the Trust shall have power to purchase and maintain insurance on behalf of a Covered Person against any liability asserted against him and incurred by him in his capacity as a Covered Person, or arising out of his status as such, whether or not the Trust would have the power to indemnify him against the liability under the provisions of this Section.

    Section 2. Compromise Payment. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 1 above, pursuant to a consent decree or otherwise, no such indemnification either for such payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or
(c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or
(c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust to which such person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (d) by vote of a majority of the Shares voting thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or
(b) or any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term
"Covered Person" shall include such person's heirs, executors and administrators. An "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers or other persons may be entitled by contract or otherwise under law.

    Section 4. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability.

                                   ARTICLE IX
                                 MISCELLANEOUS

    Section 1. Trust Not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally either the Trust's Trustees or officers or any Shareholders. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

    Section 2. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Section 1 of this
Article IX, a Trustee shall be liable for his own wilful defaults, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of said Section 1 shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

    Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees pursuant hereto or to see to the application of any payments made or property transferred to the Trust or upon its order.

    Section 4.  Duration; Termination of Trust; Amendments; Mergers, etc.

        (a) This Trust shall continue without limitation of time but subject to the provisions of this Section 4.

        (b) The Trust (as used in this Section 4 the term "Trust" specifically also means any Series or Class) may be terminated by action of the Trustees.

        (c) Upon the termination of the Trust:

            (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

            (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business.

            (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trusteees shall distribute the remaining Trust property, in cash or in kind or partly each, among the Shareholders according to their respective rights and interests.

        (d) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

        (e) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in paragraphs (c) and (d), the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

    Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto or Amendment hereof shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any Supplemental Declaration of Trust or Amendments have been made and as to any matters in connection with the trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such Supplemental Declaration of Trust or Amendment. In this instrument or in any such Amendment or Supplemental Declaration of Trust, references to this instrument, and all expressions such as "herein," "hereof," and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such Supplemental Declaration of Trust or Amendment. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

    Section 6. Applicable Law. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of such Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

    Section 7. Amendments. (a) This Declaration of Trust may be amended by a vote or written consent of the Trustees. However, if such amendment adversely affects the rights of any Shares of any Series or any Class with respect to matters to which such amendment is applicable, such amendment shall be subject to approval by holders of a majority of the Shares of such Series or Class. An amendment or other action which provides for an additional Series of Shares (and/or Class thereof), which Series may vote together with Shares of other Series (and/or Classes thereof) and makes other provisions with respect to such Series (and/or Class thereof) and its relation to existing Series (and/or Classes thereof), shall not be deemed to adversely affect the rights of any other Series of Shares or Class thereof. The Trustees may also amend this Declaration of Trust without any Shareholder approval to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or, if they deem it necessary, to conform this Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Shareholders, but the Trustees shall not be liable for failing to do so.

    (b) Nothing contained in this Declaration of Trust shall permit the amendment of this Declaration of Trust to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

    (c) A certificate signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust, setting forth an amendment by reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid, or a copy of the Declaration of Trust as amended, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    Section 8. Merger, Consolidation and Sale of Assets. The Trust may merge into or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees.

    Section 9. Incorporation. The Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all the Trust property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property to any such corporation, trust, partnership, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the
Trust or any successor thereto and any corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring the Trust property to such organizations or entities.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals in the City of Boston, Massachusetts, for themselves and their assigns, as of the day and year first above written.

                                             ----------------------------------
                                             Frederick Amling

                                             ----------------------------------
                                             Charles A. Austin, III

                                             ----------------------------------
                                             George S. Bissell

                                             ----------------------------------
                                             Edwin D. Campbell

                                             ----------------------------------
                                             Charles F. Chapin

                                             ----------------------------------
                                             Albert H. Elfner, III

                                             ----------------------------------
                                             K. Dun Gifford

                                             ----------------------------------
                                             Leroy Keith, Jr.

                                             ----------------------------------
                                             F. Ray Keyser, Jr.

                                             ----------------------------------
                                             David M. Richardson

                                             ----------------------------------
                                             Richard J. Shima

                                             ----------------------------------
                                             Andrew J. Simons

KEYSTONE                             EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
Investor Resource Center, Inc.       IN   ORDER   TO   HOLD   THE   MEETING   OF
                                     SHAREHOLDERS,  A  MAJORITY  OF  THE  FUND'S
                                     SHARES MUST BE  REPRESENTED IN PERSON OR BY
                                     PROXY.  YOU CAN  HELP  REDUCE  THE  COST OF
                                     ADDITIONAL  MAILINGS BY PROMPTLY  RETURNING
                                     YOUR  SIGNED  PROXY.  NO  MATTER  HOW  MANY
                                     SHARES YOU OWN, YOUR VOTE COUNTS!

                                     PLEASE SIGN AND RETURN YOUR PROXY TODAY!


Please detach or fold at perforation before mailing.


.......................................................................................................
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.
THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR EACH PROPOSAL.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR EACH PROPOSAL FOR WHICH NO CHOICE IS
INDICATED.
THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.

                                                        FOR            AGAINST          ABSTAIN
To  approve  a  reorganization  of the Fund into a      [ ]              [ ]              [ ]
generally identical  Massachusetts  business trust
pursuant   to   an    Agreement    and   Plan   of
Reorganization    ("Plan"),    substantially    as
described in the Proxy Statement.

To ratify the  selection  of KPMG Peat Marwick LLP      [ ]              [ ]              [ ]
as the  Fund's  independent  public accountant for
its 1995 fiscal year.


PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

KEYSTONE OMEGA (KY019B)

Keystone                             EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
Investor Resource Center, Inc.       IN   ORDER   TO   HOLD   THE   MEETING   OF
                                     SHAREHOLDERS,  A  MAJORITY  OF  THE  FUND'S
                                     SHARES MUST BE  REPRESENTED IN PERSON OR BY
                                     PROXY.  YOU CAN  HELP  REDUCE  THE  COST OF
                                     ADDITIONAL  MAILINGS BY PROMPTLY  RETURNING
                                     YOUR  SIGNED  PROXY.  NO  MATTER  HOW  MANY
                                     SHARES YOU OWN, YOUR VOTE COUNTS!

                                     PLEASE SIGN AND RETURN YOUR PROXY TODAY!


PLEASE DETACH OR FOLD AT PERFORATION BEFORE MAILING.

.......................................................................................................

KEYSTONE AMERICA OMEGA FUND, INC.
PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 1995

The undersigned,  revoking all Proxies heretofore given,  hereby appoints Albert H. Elfner, III, Rosemary
D. Van Antwerp and Melina M.T.  Murphy or any of them as Proxies of the  undersigned,  with full power of substitution,  to vote on behalf of the undersigned all shares of Keystone  America Omega Fund, Inc. (the
"Fund") that the undersigned is entitled to vote at the meeting of shareholders of the Fund to be held at
4:00 p.m. on April 21, 1995 at the offices of Keystone  Custodian  Funds,  Inc., 26th Floor, 200 Berkeley
Street, Boston,  Massachusetts 02116 and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present as follows:

                                           NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

KEYSTONE OMEGA (KY019B)                    Dated: __________________________________, 1995

                                           NOTE:  When  signing  as  attorney,  executor,  administrator, trustee guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a  corporation,  please sign full corporate name and your name and indicate your title. If signing for a partnership,  please sign the partnership  name and your name.  Joint owners should each sign this proxy. Please sign, date and return.







                                                                                                         019
